As filed with the Securities and Exchange Commission on February 3, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22428

The Cushing MLP Funds Trust

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank 8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

THE CUSHING® MLP PREMIER FUND

Annual Report

November 30, 2011

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

(This page intentionally left blank)

The Cushing® MLP Premier Fund

Shareholder Letter

Dear Fellow Shareholder,

The world financial markets have continued to show higher than normal levels of volatility over the last six months. Investors have therefore been especially cautious as events unfold in Europe. There is tremendous lack of confidence in the stock markets and in the global economy. The uncertainty over the EU has also had a tremendously negative impact on the sovereign bond and credit markets. That being said, the business fundamentals for the energy infrastructure sector remain extremely robust.

The yield alternatives for individual investors remain limited. Short term T-bills (six months) yield less than five basis points, and the 10-year Treasury note is yielding less than 2%. In addition, the Federal Reserve has been very clear that it is committed to keeping rates low for the next couple of years. The Fed is also continuing to implement “Operation Twist” to drive down long-term rates. The current spread of the Cushing® 30 MLP Index to the 10-year Treasury is approximately 470 basis points, which is over 100 basis points above the 5-year average. In the past, when the spread to U.S. Treasuries has been this high, the next twelve months’ performance of MLPs has been positive. While past performance is no guarantee of future results, we continue to believe that in the current low interest rate environment, MLPs can provide an exceptionally attractive yield to investors seeking income.

2011 MLP Market Review

The MLP sector delivered another positive year in a very ugly environment for most equity investments. The continued demand to increase the domestic production of crude oil, natural gas liquids and natural gas from existing and new basins has dramatically increased the need for new energy infrastructure projects. Merger and acquisition (M&A) activity also dramatically increased this year as more companies realized the true value of “steel-in-the-ground” or existing pipeline networks. M&A activity in the MLP sector through mid-December totaled approximately $37 billion, not including the transformational transaction of Kinder Morgan’s purchase of El Paso Corporation for $38 billion. Organic growth opportunities continued at a torrid pace as existing MLPs raised an additional $43 billion in equity and debt financings. More important, fourteen MLPs completed initial public offerings (IPOs), raising a collective amount of over $5.3 billion. The sub-

sectors in the MLP space continue to expand, as two of the IPOs were companies focused on the fertilizer business. The top performing MLP subsectors for 2011 were general partnerships, larger capitalized MLPs, gatherers and processors and those MLPs focused in the natural gas liquids and crude oil segments.

Fund Performance

The Cushing® MLP Premier Fund ended the year with positive performance for the one year fiscal period ended November 30, 2011. For the period, the Fund’s Class I Shares delivered a 4.75% total return, versus total returns of 7.80%, 7.83% and 7.87% for the Lipper Equity Income Funds Index, S&P 500 Index (Total Return) and Cushing® 30 MLP Index (Total Return), respectively. The largest individual contributors to the Fund’s performance for 2011 were EV Energy Partners and Markwest Energy Partners. The largest detractors from the Fund’s performance were Navios Maritime Partners, LP and Capital Product Partners L.P.

2012 Outlook

Our themes for 2012 remain consistent with those from the past year. We believe that the subsectors that should have the best performance are those that are focused in the following areas:

•	Larger capitalized MLPs that have significant organic growth opportunities

•	MLPs that are focused on the crude oil and natural gas liquids sub sectors

•	MLPs that have strong general partners with multiple potential asset divesture opportunities

Given the current low interest rate environment, we believe that MLPs remain well positioned for continued positive performance. Further supporting our optimism is increased interest from the broader investment community in learning more about the benefits of investing in MLPs. The attractive current income coupled with the potential for distribution growth makes this an “income and growth” story that people can believe in. We believe that 2012 distribution growth should be driven primarily from organic growth projects and to a lesser extent acquisitions. The continued development of unconventional reserves and the application of new technologies to existing basins requires substantial new infrastructure, and therefore, should continue to provide growth opportunities for MLPs.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management truly appreciate your support and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chief Executive Officer

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in MLPs, which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

A basis point is one hundredth of a percentage point (0.01%).

This report must be preceded or accompanied by a current prospectus.

The Cushing® MLP Premier Fund is distributed by Quasar Distributors, LLC.

The Cushing® MLP Premier Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns

November 30, 2011

	1 Year	5 Year	Since Inception
Class A (without sales load)	4.55%	n/a	5.37%
Class A (with sales load)	(1.46)%	n/a	(0.08)%

Class C (without sales load)	3.69%	n/a	4.51%
Class C (with sales load)	2.72%	n/a	4.51%

Class I	4.75%	n/a	5.56%

S&P 500 Index	7.83%	n/a	8.48%

Lipper Equity Income Funds Index	7.80%	n/a	7.59%

Cushing® 30 MLP Index	7.87%	n/a	10.76%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by visiting www.cushingfunds.com.

Class A, Class C and Class I shares were first available on October 20, 2010.

Class A performance has been restated to reflect the maximum sales charge of 5.75%. Class C performance would reflect the maximum contingent deferred sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares. Class I is not subject to a sales charge.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential

MLPs for inclusion in the Cushing 30. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing® MLP Premier Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (6/1/2011)	Ending Account Value (11/30/2011)	Expenses Paid During Period(1) (6/1/2011 to 11/30/2011)	Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$995.00	$8.25	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Class C Actual	$1,000.00	$991.00	$11.98	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.04	$12.11	2.40%
Class I Actual	$1,000.00	$996.50	$7.01	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period).

(2)	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® MLP Premier Fund

Allocation of Portfolio Assets (Unaudited)

November 30, 2011

(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Preferred Stock

The Cushing® MLP Premier Fund

Schedule of Investments	November 30, 2011

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 92.4%(1)	Shares	Fair Value

Coal — 8.9%(1)
United States — 8.9%(1)
Alliance Resource Partners, L.P.	58,500	$4,179,825
Oxford Resource Partners, L.P.	213,800	3,769,294
Penn Virginia Resources Partners, L.P.	262,300	6,384,382

		14,333,501

Crude Oil/Natural Gas Production — 18.0%(1)
United States — 18.0%(1)
Breitburn Energy Partners, L.P.	244,400	4,521,400
EV Energy Partners, L.P.	86,500	5,903,625
Legacy Reserves, L.P.	144,400	3,872,808
Linn Energy, LLC	149,200	5,432,372
LRR Energy, L.P.(3)	233,200	4,407,480
SandRidge Permian Trust	241,600	4,616,976

		28,754,661

Crude Oil/Refined Products Pipelines and Storage — 22.8%(1)
United States — 22.8%(1)
Buckeye Partners, L.P.	84,900	5,416,620
Enbridge Energy Partners, L.P.	187,700	5,813,069
Genesis Energy, L.P.	230,000	6,000,700
Kinder Morgan Energy Partners, L.P.	72,600	5,677,320
Magellan Midstream Partners, L.P.	80,400	5,143,992
NuStar Energy L.P.	65,000	3,564,600
Plains All American Pipeline, L.P.	74,900	4,858,014

		36,474,315

Fertilizers — 1.5%(1)
United States — 1.5%(1)
Rentech Nitrogen Partners, L.P.(3)	128,800	2,447,200

Natural Gas/Natural Gas Liquid Pipelines and Storage — 16.5%(1)
United States — 16.5%(1)
El Paso Pipeline Partners, L.P.	160,600	5,262,862
Energy Transfer Equity, L.P.	138,800	4,898,252
Energy Transfer Partners, L.P.	133,500	5,841,960
Enterprise Products Partners, L.P.	145,900	6,636,991
Williams Partners, L.P.	65,400	3,797,124

		26,437,189

Natural Gas Gathering/Processing — 23.7%(1)
United States — 23.7%(1)
Atlas Pipeline Partners, L.P.	133,500	4,645,800
Chesapeake Midstream Partners, L.P.	15,300	401,013
Crosstex Energy, L.P.	320,900	4,983,577
DCP Midstream Partners, L.P.	134,600	5,775,686
MarkWest Energy Partners, L.P.	89,800	4,816,872

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedule of Investments	November 30, 2011 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Natural Gas Gathering/Processing — (Continued)
United States — (Continued)
Regency Energy Partners, L.P.	240,300	$5,529,303
Targa Resources Partners, L.P.	176,300	6,616,539
Western Gas Partners L.P.	136,500	5,143,320

		37,912,110

Shipping — 1.0%(1)
Republic of the Marshall Islands — 1.0%(1)
Capital Product Partners, L.P.	64,700	401,140
Navios Maritime Partners, L.P.	86,900	1,187,054

		1,588,194

Total Master Limited Partnerships and Related Companies (Cost $142,720,601)		$147,947,170

PREFERRED STOCK — 2.5%(1)
Crude Oil/Refined Products Pipelines and Storage — 2.5%(1)
United States — 2.5%(1)
Blueknight Energy Partners, L.P.(3)	474,341	$4,031,899

Total Preferred Stock (Cost $3,470,331)		$4,031,899

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 8.3%(1)
United States — 8.3%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.00%(2)	2,645,332	$2,645,332
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	2,645,332	2,645,332
Fidelity Money Market Portfolio — Institutional Class, 0.18%(2)	2,645,332	2,645,332
First American Government Obligations Fund — Class Z, 0.00%(2)	2,645,331	2,645,331
First American Treasury Obligations Fund — Class Z, 0.00%(2)	2,645,331	2,645,331

Total Short-Term Investments (Cost $13,226,658)		$13,226,658

TOTAL INVESTMENTS — 103.2%(1) (COST $159,417,590)		$165,205,727
Liabilities in Excess of Other Assets — (3.2)%(1)		(5,172,295)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$160,033,432

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of November 30, 2011.

(3)	No distribution or dividend was made during the period ended November 30, 2011. As such, it is classified as a non-income producing security as of November 30, 2011.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statement of Assets & Liabilities

November 30, 2011

Assets
Investments at fair value (cost $159,417,590)	$165,205,727
Receivable for investments sold	8,553,691
Receivable for Fund shares sold	3,193,428
Prepaid expenses	36,966
Interest receivable	229

Total assets	176,990,041

Liabilities
Payable for investments purchased	15,955,701
Deferred tax liability	460,229
Payable to Adviser	105,012
Payable for Fund shares redeemed	87,011
Accrued expenses and other liabilities	348,656

Total liabilities	16,956,609

Net assets applicable to common stockholders	$160,033,432

Net Assets Applicable to Common Stockholders Consist of
Additional paid-in capital	$159,282,532
Undistributed net investment loss, net of income taxes	(624,879)
Accumulated realized loss, net of income taxes	(2,212,867)
Net unrealized gain on investments, net of income taxes	3,588,646

Net assets applicable to common stockholders	$160,033,432

Unlimited shares authorized	Class A	Class C	Class I
Net assets	$81,865,313	$50,320,805	$27,847,314
Shares issued and outstanding	4,109,642	2,549,950	1,395,263
Net asset value, redemption price and minimum offering price per share	$19.92	$19.73	$19.96
Maximum offering price per share ($19.92/0.9425)	$21.14	NA	NA

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statement of Operations

Year Ended November 30, 2011

Investment Income
Distributions received from master limited partnerships	$4,929,683
Less: return of capital on distributions	(4,683,385)

Distribution income from master limited partnerships	246,298
Interest income	1,197

Total Investment Income	247,495

Expenses
Advisory fees	747,280
Professional fees	339,514
Transfer agent fees	160,367
Administrator fees	122,401
Fund accounting fees	68,236
Trustees’ fees	61,434
Registration fees	42,204
Reports to stockholders	33,355
Insurance expense	26,815
Custodian fees and expenses	9,349
12b-1 shareholder servicing fee — Class A	79,699
12b-1 shareholder servicing fee — Class C	221,574
Other expenses	995

Total Expenses	1,913,223
Less: expense reimbursement by Adviser	(660,867)

Net Expenses	1,252,356

Net Investment Loss, before Income Taxes	(1,004,861)
Deferred tax benefit	381,847

Net Investment Loss	(623,014)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(3,569,099)
Deferred tax benefit	1,356,257

Net realized loss on investments	(2,212,842)

Net change in unrealized appreciation of investments, before income taxes	5,764,136
Deferred tax expense	(2,190,469)

Net change in unrealized appreciation of investments	3,573,667

Net Realized and Unrealized Gain on Investments	1,360,825

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$737,811

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statements of Changes in Net Assets

	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Operations
Net investment loss	$(623,014)	$(1,865)
Net realized loss on investments	(2,212,842)	(25)
Net change in unrealized appreciation of investments	3,573,667	14,979

Net increase in net assets applicable to common stockholders resulting from operations	737,811	13,089

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(4,908,125)	—

Total dividends and distributions to common stockholders	(4,908,125)	—

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	167,589,576	2,824,125
Distribution reinvestments	3,427,302	—
Payments for redemptions (net of redemption fees of $18,410 and $0, respectively)	(9,640,186)	(10,160)

Net increase in net assets applicable to common stockholders from capital share transactions	161,376,692	2,813,965

Total increase in net assets applicable to common stockholders	157,206,378	2,827,054
Net Assets
Beginning of period	2,827,054	—

End of period	$160,033,432	$2,827,054

Undistributed net investment loss at the end of the period, net of income taxes	$(624,879)	$(1,865)

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A

Financial Highlights

	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.28	$—
Public offering price	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.14)	(0.02)
Net realized and unrealized gain on investments	1.07	0.30

Total increase from investment operations	0.93	0.28

Less Distributions to Common Stockholders:
Net investment income	—	—
Return of capital	(1.30)	—

Total distributions to common stockholders	(1.30)	—

Redemption Fees Retained(3)	0.01	—

Net Asset Value, end of period	$19.92	$20.28

Total Investment Return	4.55%	1.40	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A

Financial Highlights — (Continued)

	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$81,865,313	$696,702
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5)(6)	3.29%	44.22%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5)(6)	2.32%	5.52%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	2.62%	40.35%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	1.65%	1.65%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(2.92)%	(44.02)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(5)(6)	(1.95)%	(5.32)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	(2.26)%	(40.15)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	(1.29)%	(1.45)%
Portfolio turnover rate(7)	72.32%	0.74	%(4)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,591,086 for Class A. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 28,746 for Class A.

(4)	Not Annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 is attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 is attributable to Class A.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C

Financial Highlights

	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.26	$—
Public offering price	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.29)	(0.04)
Net realized and unrealized gain on investments	1.06	0.30

Total increase from investment operations	0.77	0.26

Less Distributions to Common Stockholders:
Net investment income	—	—
Return of capital	(1.30)	—

Total distributions to common stockholders	(1.30)	—

Redemption Fees Retained(3)	0.00 (4)	—

Net Asset Value, end of period	$19.73	$20.26

Total Investment Return	3.69%	1.30	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C

Financial Highlights — (Continued)

	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$50,320,805	$597,548
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(6)(7)	4.04%	44.97%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(6)(7)	3.07%	6.27%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(6)(7)	3.37%	41.10%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(6)(7)	2.40%	2.40%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(6)(7)	(3.67)%	(44.77)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(6)(7)	(2.70)%	(6.07)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(6)(7)	(3.01)%	(40.90)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(6)(7)	(2.04)%	(2.20)%
Portfolio turnover rate(8)	72.32%	0.74	%(5)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,113,805 for Class C. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 17,000 for Class C.

(4)	Amount is less than $0.01.

(5)	Not Annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $147,543 is attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 is attributable to Class C.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I

Financial Highlights

	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.28	$—
Public offering price	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.09)	(0.02)
Net realized and unrealized gain on investments	1.07	0.30

Total increase from investment operations	0.98	0.28

Less Distributions to Common Stockholders:
Net investment income	—	—
Return of capital	(1.30)	—

Total distributions to common stockholders	(1.30)	—

Redemption Fees Retained(3)	0.00 (4)	—

Net Asset Value, end of period	$19.96	$20.28

Total Investment Return	4.75%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I

Financial Highlights — (Continued)

	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$27,847,314	$1,532,804
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(6)(7)	3.04%	43.97%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(6)(7)	2.07%	5.27%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(6)(7)	2.37%	40.10%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(6)(7)	1.40%	1.40%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(6)(7)	(2.67)%	(43.77)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(6)(7)	(1.70)%	(5.07)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(6)(7)	(2.01)%	(39.90)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(6)(7)	(1.04)%	(1.20)%
Portfolio turnover rate(8)	72.32%	0.74	%(5)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2011, the average shares outstanding were 689,489 for Class I. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 41,124 for Class I.

(4)	Amount is less than $0.01.

(5)	Not Annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $92,540 is attributable to Class I. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 is attributable to Class I.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Notes to Financial Statements

November 30, 2011

1.    Organization

The Cushing® MLP Premier Fund (the “Fund”) is a series of the Cushing MLP Funds Trust (the “Trust”), an open-end investment company organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on October 20, 2010.

The Fund offers three classes of shares, Class A, Class C, and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Cushing MLP Asset Management, LP (the

“Adviser”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. There were no securities sold short as of or for the period ended November 30, 2011.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the fiscal year ended November 30, 2011, the Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis. The Fund capitalized offering costs, which were incurred with the formation the Fund. These costs included legal fees pertaining to preparing the Fund’s registration statement, printing costs, and SEC and state registration fees. The capitalized offering costs were amortized over a 12 month period from the commencement of operations. For the period October 20, 2010 (commencement of operations) through November 30, 2010, $20,693 in costs were amortized. For the year ended November 30, 2011, the remaining offering costs of $168,129 have been amortized and included in professional fees in the Statement of Operations.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders were recorded on each ex-dividend date. The character of dividends and distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2011, the Fund’s dividends and distributions were expected to be comprised of 100 percent return of capital. The tax character of distributions paid for the year ended November 30, 2011 will be determined in early 2012.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2011, the Fund’s federal tax returns since inception remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.10% of the average daily value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund.

The Adviser has agreed to waive a portion of its management fee and reimburse Fund expenses, until at least April 1, 2012, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to April 1, 2012 and may be modified or terminated by the Adviser at any time after April 1, 2012. For the year ended November 30, 2011, the Adviser earned $747,280 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $660,867. Waived fees and reimbursed Fund expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and the Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Year of Expiration
November 30, 2013	$140,836
November 30, 2014	660,867

$801,703

The Fund has not recorded a liability for potential reimbursement as of November 30, 2011, due to the current assessment that a reimbursement is unlikely.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC also serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforward	$443,289
Capital loss carryforward	852,529

Total deferred tax assets	1,295,818
Less Deferred tax liabilities:
Net unrealized appreciation on investments in securities	1,756,047

Net deferred tax liability	$460,229

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	1,163,221	November 30, 2031

Total	$1,166,551

Fiscal Year Ended Capital Loss
November 30, 2010	$—	November 30, 2015
November 30, 2011	2,243,497	November 30, 2016

Total	$2,243,497

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2015. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2011, as follows:

Application of statutory income tax rate	$397,421
State income taxes (net of federal benefit)	54,944

Total tax expense	$452,365

At November 30, 2011, the tax cost basis of investments was $160,585,114 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,951,905
Gross unrealized depreciation	(1,331,292)

Net unrealized appreciation	$4,620,613

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and Related Companies(a)	$147,947,170	$147,947,170	$—	$—
Preferred Stock(a)	4,031,899	4,031,899	—	—

Total Equity Securities	151,979,069	151,979,069	—	—

Other
Short-Term Investments	13,226,658	13,226,658	—	—

Total Other	13,226,658	13,226,658	—	—

Total	$165,205,727	$165,205,727	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the year ended November 30, 2011.

There were no transfers between any levels during the year ended November 30, 2011.

7.    Investment Transactions

For the year ended November 30, 2011, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $199,810,036 and $48,048,903 (excluding short-term securities), respectively.

8.    Common Stock

Transactions of shares of the Fund were as follows:

Class A Shares	Year Ended November 30, 2011		Period From October 20, 2010(1) through November 30, 2010
	Amount	Shares	Amount	Shares
Sold	$86,563,607	4,261,767	$698,986	34,852
Dividends Reinvested	1,689,338	83,178	—	—
Redeemed (net of redemption fees of $13,870 and $0, respectively)	(5,356,921)	(269,654)	(10,160)	(501)

Net Increase	$82,896,024	4,075,291	$688,826	34,351

Class C Shares
Sold	$51,378,878	2,523,549	$595,824	29,491
Dividends Reinvested	1,248,322	61,935	—	—
Redeemed (net of redemption fees of $2,242 and $0, respectively)	(1,269,092)	(65,025)	—	—

Net Increase	$51,358,108	2,520,459	$595,824	29,491

Class I Shares
Sold	$29,647,091	1,445,635	$1,529,315	75,564
Dividends Reinvested	489,642	23,979	—	—
Redeemed (net of redemption fees of $2,298 and $0, respectively)	(3,014,173)	(149,915)	—	—

Net Increase	$27,122,560	1,319,699	$1,529,315	75,564

(1)	Commencement of Operations

9.    Subsequent Events

The Fund declared a distribution of $0.335 per share payable on January 23, 2012 to shareholders of record on January 19, 2012.

10.    Change in Independent Registered Public Accounting Firm (Unaudited)

The Fund engaged Ernst & Young, LLP (“E&Y”) as the independent registered public accounting firm for the fiscal year ending November 30, 2011. E&Y replaces Deloitte & Touche, LLP (“Deloitte”), the Fund’s previous independent registered public accounting firm. The change in accountants was approved by the Audit Committee of the Board of Trustees on

November 18, 2011. During the periods that Deloitte served as the Fund’s independent registered public accounting firm and through November 18, 2011, Deloitte’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Cushing® MLP Premier Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing MLP Premier Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cushing MLP Premier Fund (one of the funds constituting the Cushing MLP Funds Trust) (the Fund), as of November 30, 2011, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period from October 20, 2010 (commencement of operations) to November 30, 2010, were audited by other auditors whose report dated, January 27, 2011, expressed an unqualified opinion on the statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Premier Fund at November 30, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 27, 2012

The Cushing® MLP Premier Fund

Trustees and Officers (Unaudited)

November 30, 2011

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser) and Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to present). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	2	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Private Investor.	2	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	2	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Investment Adviser and founder of Swank Capital, LLC (2000 to present).	2	E-T Energy Ltd. (2008 to present).

Executive Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Financial Officer (“CFO”) of the Investment Adviser (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Daniel L. Spears (1972)	Executive Vice President and Secretary	Officer since 2010	Partner and portfolio manager of the Investment Adviser (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).

Barry Y. Greenberg (1963)	Chief Compliance Officer	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	Partner of the Adviser (2006 – present). Previously, ran a family office.

J. Parker Roy (1964)	Vice President	Officer since 2010	Senior Managing Director of the Adviser (2010 – present). National Business Development Director and other positions of Morgan Stanley Smith Barney (1995 – 2010).

Kevin P. Gallagher (1973)	Vice President	Officer since 2010	Senior Vice President of the Adviser (2006 – present). Senior research associate at RBC Capital Markets.

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. McMillan and Swank are expected to stand for re-election in 2012, Mr. Trout in 2013, and Mr. Bruce in 2014.

(2)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2011, there were two funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

The Cushing® MLP Premier Fund

Additional Information (Unaudited)

November 30, 2011

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the year ended November 30, 2011, the aggregate compensation paid by the Fund to the independent trustees was $61,434. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Fund’s Web site at www.cushingfunds.com, and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Fund’s Web site at www.cushingfunds.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.

Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-965-7386 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

The Cushing® MLP Premier Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President and Secretary

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer

Elizabeth F. Toudouze

Executive Vice President

J. Parker Roy

Vice President

Kevin P. Gallagher

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

THE CUSHING® MLP PREMIER FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-965-7386.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	72,000	75,116
Audit-Related Fees	None	None
Tax Fees	18,000	24,150
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP for the fiscal year ended November 30, 2011 and Deloitte & Touche LLP for the fiscal year ended November 30, 2010 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, not including a sub-adviser, if any) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Funds Trust

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 3, 2012

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 3, 2012